|
  SPECTRA |  Meeting the challenge
     FUND |  of investing
          |



                                 Annual Report
                                October 31, 1997



                                                               December 3, 1997

Fellow Shareholders:

A YEAR-TO-DATE REVIEW

While the fiscal year ended October 31, 1997 resulted in strong performance returns for all of the major stock market indices, the road was not a smooth one. Thus far, the calendar year can be divided into two parts. The first part took place from January all the way through the 27th of October. This period was generally very positive for the market, but was punctuated by several sharp downward corrections (e.g., March--April and August--September). The main focus of investors during this period was the same as it had been since March of 1996--whether or not the Fed would raise rates. Against this background, it is important to understand that most economists have consistently misunderstood the nature of the market and the economy. While it is true that the economy was strong for the first three quarters of 1997, dropping the unemployment rate to a twenty-four year low of 4.7%, there was no resulting increase in inflation as most observers had been expecting. In fact, inflation dropped throughout the year until it finally attained a level which is the lowest in thirty-two years. The broadest measure of this low inflation is the implicit price deflator, which fell to a 1.4% annual rate in the third quarter. This occurred despite a 4.9% increase in GDP in the first quarter, a 3.3% increase in the second quarter and a 3.3% (revised) increase in the third quarter.

Because of the concern about a possible build-up in inflationary pressures, investors and economists have been primarily concerned with the level of economic activity. As recently as October 8th, for example, the market was still focusing on excess strength in the economy. That day, comments from Alan Greenspan hit both the stock and bond markets hard. In his comments, Greenspan rebutted the developing theory that there was a new economic paradigm which allowed for rapid economic expansion without inflation due to improved productivity. On that day, just over two months ago, the long-bond traded at 6.37% in response to his comments. A week later, the PPI, which had been negative for six months, shot up .5% in September, further aggravating the situation.

As it had for eighteen months, Wall Street was nervously awaiting the Federal Open-Market Committee meeting in November and many expected a rate increase. Then, on October 27th, the market underwent a gigantic change with the Dow falling 554 points to 7161, the largest point drop in the history of the market. This drop was occasioned by a collapse of the Hong Kong market which in turn had been precipitated by weaknesses in currency markets of other Asian countries. By November 19th, the stock market had recovered most of its loss and closed at 7725, higher than its close of October 24th, the Friday before the big slide. Recently the Dow re-penetrated 8000. It is fair to say, however, that most of the rebound has been denominated by blue-chip stocks and utilities, which has caused the S&P 500 to outdistance other market indices as well as growth stocks in general. The fabric of the market is now very different than it was prior to the events of late October. The differences are as follows:

      1. It seems fairly obvious that the Federal Reserve will not raise rates. It declined to do so in November, and most probably will refrain from doing so in the near future. This is because turmoil in the currency markets, especially in Asia, has taken center stage. Consequently, raising rates would exacerbate the trade imbalance by leading to a stronger dollar and further hurt weak Asian countries.

      2. There is a rapidly emerging viewpoint that the problem with the economy is not potential inflation, but potential deflation. This is a result of pressures brought to bear on the American economy by the stronger dollar, as well as weakness in Asian economics forcing them into competitive exporting.

            The other side of the coin is, of course, that our own exports will doubtlessly suffer. To put things in perspective, exports from the United States account for 11% of our GDP, with 2% aimed at the affected countries of Japan, Korea, Malaysia, Thailand, Philippines and Indonesia. Presumably, our exports to these countries could fall as much as 20% which would mean a reduction in GDP of 1/2 of 1%. Obviously, this is a very crude number, but it gives an indication of the effect.

      3. The debt market has reacted to the turmoil in Asia, creating an offsetting impulse in the market. The long-bond has now fallen to a yield of 6.01%, down from 6.91% six months ago. This has caused a considerable flattening of the yield curve. Ninety-day T-bills are actually higher than they were six months ago and are trading at 5.24%, or only 77 basis points lower than the long-bond. This flattening of the yield curve suggests that three things can happen:

            1) The price on the long-bond will drop to reassert a more normal relationship.

            2) The Fed will lower interest rates to avert an economic slowdown.

            3) The economy will probably slow, causing the entire structure of the yield curve to fall, ultimately leading the Fed to lower interest rates, perhaps after the yield curve inverts.

            I believe that given the possibility of a slowing economy, number one is unlikely, number two is remote at present, and number three is quite likely, perhaps in 1998.

      4. In terms of valuation, the increase in the bond market has made stocks much more attractive. Presently, the earnings yield on the S&P 500 is 80% of the yield on the long-bond, which is higher than the fifteen year average. On our short-term model, the Dow is fully valued but not over valued. On balance, I would say valuation looks good. One possibility is that p/e ratios will get to 20 times 1998 EPS next year, driven by low inflation and low interest rates. As our bottom-up forecast of Dow earnings is $486 per share, this suggests a Dow of 9720. Let's all hope! Furthermore, while growth stocks have rallied somewhat this year, at 1.4 times the market multiple they are still at historically low p/e levels. This is a function of the significant drop in interest rates. Since quality growth stocks have typically traded at 1.5 to 2 times the market multiple, we believe that there is considerable room for further multiple expansion in the months ahead.

PORTFOLIO MATTERS

The Fund's total return for the year was 26.45% versus a return of 32.11% for the S&P 500. For most of 1997, investors have been primarily concerned that the economy was growing too quickly, unemployment levels were too low, and inflation was just around the corner. It was presumed that these concerns would lead to a series of increases in Federal Reserve driven rates. The resulting defensive positioning of investors was characterized by a "flight to quality," with investors favoring blue-chip type stocks with predictable earnings over traditional growth stocks with more explosive earnings potential. Stocks of companies which are expected to increase their earnings at a faster rate, which are the types of stocks in which the Fund typically invests, did not fare as well. Moreover, when the market is apprehensive about the economic future it is generally not willing to pay high p/e multiples for growth stocks. As a consequence, very fast growing companies experienced a severe multiple compression, most notably small cap growth companies. As the Fund employs an "allcap" (small, medium and large capitalizations) portfolio management strategy, exposure to small cap growth stocks in the first half of the year negatively impacted the Fund's return relative to the larger averages, specifically the S&P 500. Given the possibility of a slowing economy and low inflation in the coming year, we expect that growth stocks, which are currently selling at low multiples, should do very well.

LOOKING AHEAD

How can we summarize? I believe that the problems in southeast Asia have a deflationary component and will result in some slowing of our economy over the next few years. On the other hand, I believe our economy seems to be in sufficiently good shape due to low unemployment levels and high productivity to withstand some slowing. I believe the fourth quarter will be slower than the third, with growth of possibly 2.5%. Evidence that the economy is starting to slow is beginning to appear. The most obvious data point is the National Association of Purchasing Managers Index released several days ago. It fell to
54.4 in November from 56 in October. While this is still positive, it is well below July's peak of 58.6. Auto sales have also been slow and retail sales are not that robust, dropping 1.8% in the first week of November. However, those who are predicting a dire slowdown may be sorely disappointed. The lower interest rates are spurring real estate activity, leading housing starts to an eight month high in October. Consumer confidence also remains strong despite the problems in Asia. This is hardly surprising since most Americans have a very localized view of the world and probably will not be concerned about Asia until they see some actual effects on their own economic conditions.

This, plus the low inflation should keep the Federal Reserve from raising rates for some time. Moreover, an overall pattern of lower interest rates could result by year-end. I believe there is a strong chance that the yield on the long-bond will fall below 6% by year-end. Because of the slowing economy, I believe earnings will increase next year, but modestly. P/E ratios, however, could reach very high levels because of the lack of inflation and lower interest rates. Thus, I am still bullish on stocks, especially domestic growth stocks.

                                          Respectfully submitted,


                                          /s/ DAVID D. ALGER
                                              David D. Alger
                                              President



SPECTRA FUND
$10,000 HYPOTHETICAL INVESTMENT ON JULY 1, 1987



                                      Spectra Fund    S&P 500 Index
                                      ------------    -------------

         7/1/87....................     $ 10,000        $ 10,000
         6/30/88...................     $  9,864        $  9,311
         6/30/89...................     $ 10,946        $ 11,223
         6/30/90...................     $ 13,656        $ 13,074
         6/30/91...................     $ 15,790        $ 14,041
         6/30/92...................     $ 17,630        $ 15,927
         6/30/93...................     $ 21,801        $ 18,098
         6/30/94...................     $ 25,622        $ 18,353
         10/31/94..................     $ 28,166        $ 19,681
         10/31/95..................     $ 44,423        $ 24,887
         10/31/96..................     $ 50,055        $ 30,883
         10/31/97..................     $ 63,295        $ 40,802


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund and the S & P 500 Index on July 1, 1987. During the period from July 1, 1987 through February 11, 1996, the Fund was organized as a Massachusetts corporation and operated as a closed-end investment company. The figures for both Spectra Fund and the S & P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends. Effective October 31, 1994, Spectra changed its fiscal year end from June 30 to October 31.

PERFORMANCE COMPARISON THROUGH OCTOBER 31, 1997


                                            Average Annual Return
                                  1 Year     5 Years    10 Years
                                  ------     -------    --------

            Spectra Fund          26.45%      27.86%     22.51%
            S & P 500 Index       32.11%      19.87%     17.17%
                                  -----------------------------

The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gain distributions at market value. Past performance does not guarantee future results. Investment return and principal will fluctuate and the Fund's shares when redeemed may be worth more or less than their original cost.



SPECTRA FUND
SCHEDULE OF INVESTMENTS
October 31, 1997


  Shares   Common Stocks--89.1%                        Value
  ------   --------------------------------------   -----------

           AEROSPACE--1.4%
  22,200   Sundstrand Corp.......................   $ 1,207,125
                                                    -----------
           APPAREL--.4%
   8,600   Tommy Hilfiger Corporation*...........       340,242
                                                    -----------
           APPLIANCES & TOOLS--2.3%
  43,700   Sunbeam Corp..........................     1,980,177
                                                    -----------
           AUTOMOTIVE EQUIPMENT & SERVICES--1.0%
  30,000   Avis Rent A Car Inc.*.................       823,140
                                                    -----------
           BROADCASTING--1.8%
  58,600   Westinghouse Electric Corp............     1,549,267
                                                    -----------
           CHEMICALS--.6%
   8,300   DuPont E.I. De Nemours & Co...........       472,062
                                                    -----------
           COMMUNICATIONS--3.2%
  14,900   America Online Inc.*..................     1,147,300
  20,000   Jacor Communications Inc.*............       837,500
  22,200   WorldCom Inc.*........................       746,475
                                                    -----------
                                                      2,731,275
                                                    -----------
           COMMUNICATION EQUIPMENT--7.5%
  40,000   Advanced Fibre Communications Inc.*...     1,162,520
  50,300   Bay Networks Inc.*....................     1,590,738
  24,800   CIENA Corporation*....................     1,364,000
  18,800   Cisco Systems, Inc.*..................     1,542,182
  13,200   Tellabs, Inc.*........................       712,800
                                                    -----------
                                                      6,372,240
                                                    -----------

           COMPUTER RELATED & BUSINESS
            EQUIPMENT--6.0%
  28,400   Compaq Computer Corporation*..........     1,810,500
  42,400   Electronics For Imaging Inc.*.........     1,982,200
  10,700   International Business Machines Corp..     1,049,274
  10,000   Quantum Corp.*........................       316,250
                                                    -----------
                                                      5,158,224
                                                    -----------
           COMPUTER SERVICES--.7%
   6,100   Sterling Commerce, Inc.*..............       202,447
  23,500   Transaction Network Services Inc.*....       390,688
                                                    -----------
                                                        593,135
                                                    -----------
           COMPUTER SOFTWARE--8.1%
  12,500   CBT Group PLC ADS*....................       959,375
  13,000   Citrix Systems, Inc.*.................       954,694
  15,000   J.D. Edwards & Co.*...................       510,000
  21,000   HBO & Company.........................       913,500
  19,000   Microsoft Corporation*................     2,470,000
  17,900   Saville Systems PLC ADR*..............     1,069,525
                                                    -----------
                                                      6,877,094
                                                    -----------
           CONGLOMERATE--2.9%
   5,100   General Electric Co...................   $   329,270
  57,182   Tyco International Ltd................     2,158,620
                                                    -----------
                                                      2,487,890
                                                    -----------
           ENERGY & ENERGY SERVICES--5.1%
  30,500   Diamond Offshore Drilling Inc.........     1,898,625
  19,000   Nabors Industries Inc.*...............       781,375
   9,400   Schlumberger Ltd......................       822,500
  25,000   Unifab International Inc.*............       800,000
                                                    -----------
                                                      4,302,500
                                                    -----------
           FINANCIAL SERVICES--8.4%
  22,300   Bank of New York Inc..................     1,049,505
   4,800   Citicorp..............................       600,302
  18,300   E*TRADE Group, Inc.*..................       565,012
  21,600   Federal Home Loan Mortgage Corp.......       818,100
  12,300   First Union Corp......................       603,475
  14,800   Household International Inc...........     1,676,100
   7,700   Money Store, Inc. (The)...............       218,488
  14,850   Morgan Stanley, Dean Witter, Discover
            & Co.................................       727,650
  25,500   Schwab (Charles) Corporation (The)....       870,188
                                                    -----------
                                                      7,128,820
                                                    -----------
           FOODS & BEVERAGES--.5%
  10,000   PepsiCo., Inc.........................       368,130
                                                    -----------
           HEALTH CARE--4.6%
  43,100   Guidant Corp..........................     2,478,250
  13,700   McKesson Corp.........................     1,470,188
                                                    -----------
                                                      3,948,438
                                                    -----------
           INSURANCE--1.3%
  10,500   American International Group, Inc.....     1,071,662
                                                    -----------
           LEISURE & ENTERTAINMENT--1.7%
   4,500   Carnival Corporation Class A..........       218,250
  47,900   International Game Technology.........     1,224,468
                                                    -----------
                                                      1,442,718
                                                    -----------
           MEDICAL DEVICES--1.0%
  35,000   Biomet Inc............................       872,830
                                                    -----------
           MEDICAL SERVICES--.5%
  18,000   PhyCor, Inc.*.........................       415,134
                                                    -----------
           OIL & GAS--2.0%
  29,000   Halliburton Co........................     1,729,125
                                                    -----------
           PHARMACEUTICALS--12.8%
  23,600   Bristol Myers Squibb Co...............   $ 2,070,900
  28,600   Elan Corp. PLC ADR*...................     1,426,425
  24,000   Eli Lilly & Company...................     1,605,000
   8,600   Merck & Co., Inc......................       767,550
  17,700   Pfizer Inc............................     1,252,275
  35,300   Schering-Plough Corporation...........     1,979,024
  12,200   Warner-Lambert Co.....................     1,746,894
                                                    -----------
                                                     10,848,068
                                                    -----------
           POLLUTION CONTROL--2.2%
  49,300   USA Waste Services, Inc.*.............     1,824,100
                                                    -----------
           RETAILING--5.7%
  30,000   Home Depot, Inc.......................     1,668,750
  17,000   Rite Aid Corp.........................     1,009,375
  11,700   Staples Inc.*.........................       307,125
  53,100   Wal-Mart Stores Inc...................     1,865,138
                                                    -----------
                                                      4,850,388
                                                    -----------
           SEMICONDUCTORS--5.9%
  41,600   Altera Corporation*...................     1,846,000
  30,100   Linear Technology Corporation.........     1,892,538
   8,200   Maxim Integrated Products, Inc.*......       543,250
   7,200   Texas Instruments, Incorporated.......       768,154
                                                    -----------
                                                      5,049,942
                                                    -----------
           SEMICONDUCTOR CAPITAL EQUIPMENT--1.5%
  11,400   Applied Materials Inc.*...............       380,475
  23,400   Teradyne, Inc.*.......................       876,049
                                                    -----------
                                                      1,256,524
                                                    -----------

           Total Common Stocks
            (Cost $69,681,119)...................    75,700,250
                                                    -----------



 Principal
  Amount       Short-Term Corporate Notes--14%         Value
-----------   -----------------------------------   -----------

$ 1,700,000   Bell Atlantic Network Funding Co.,
               5.60%, 11/14/97 ..................   $ 1,696,562
    880,000   Cooperative Association of Tractor
               Dealers Inc., 5.53%, 11/3/97......       879,730
    800,000   Cooperative Association of Tractor
               Dealers Inc., 5.57%, 11/6/97......       799,381
  1,000,000   Ford Motor Credit Company, 5.60%,
               11/13/97..........................       998,134
    530,000   GTE Corp., 5.62%, 11/4/97..........       529,752
    993,000   GTE Funding Inc., 5.56%, 11/6/97...       992,233
  1,700,000   McDonald's Corp., 5.57%, 11/5/97...     1,698,948
  1,130,000   Mitsui & Co. (USA) Inc., 5.51%,
               11/6/97...........................     1,129,135
  1,350,000   Triple-A One Plus Funding Corp.,
               5.55%, 11/5/97(a).................     1,349,168
  1,880,000   USAA Capital Corporation, 5.55%,
               11/6/97...........................     1,878,550
                                                    -----------
              Total Short-Term Corporate Notes
               (Cost $11,951,593)................    11,951,593
                                                    -----------

Total Investments (Cost $81,632,712)(b)..  103.1%    87,651,843
                                           ------   -----------

Liabilities in Excess of Other Assets....   (3.1)    (2,663,663)
                                           ------   -----------

Net Assets...............................  100.0%   $84,988,180
                                           ======   ===========

-------------------
<F*>  Non-income producing security.

<Fa>  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.

<Fb>  At October 31, 1997, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $81,632,712, amounted to $6,019,131 which consisted of aggregate gross unrealized appreciation of $8,049,157 and aggregate gross unrealized depreciation of $2,030,026.


                       See Notes to Financial Statements.


SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997


ASSETS:
  Investments in securities, at value (cost $81,632,712), see
   accompanying schedule of investments.........................                $87,651,843
  Cash..........................................................                    194,845
  Receivable for investment securities sold.....................                  2,968,001
  Receivable for shares of beneficial interest sold.............                    712,988
  Dividends receivable..........................................                     16,260
  Prepaid expenses..............................................                      9,478
                                                                                -----------
      Total Assets..............................................                 91,553,415
                                                                                -----------

LIABILITIES:
  Payable for investment securities purchased...................   $6,259,198
  Investment advisory fee payable...............................      104,255
  Payable for shares of beneficial interest redeemed............      124,920
  Shareholder servicing fee payable.............................       17,376
  Trustees' fees payable........................................          855
  Accrued expenses..............................................       58,631
                                                                   ----------
      Total Liabilities.........................................                  6,565,235
                                                                                -----------
NET ASSETS......................................................                $84,988,180
                                                                                ===========
NET ASSETS CONSIST OF:
  Paid-in capital...............................................                $78,967,491
  Undistributed net investment income (accumulated loss)........                 (1,254,867)
  Undistributed net realized gain ..............................                  1,256,425
  Net unrealized appreciation...................................                  6,019,131
                                                                                -----------
NET ASSETS......................................................                $84,988,180
                                                                                ===========
Shares of beneficial interest outstanding--Note 4...............                  4,939,489
                                                                                ===========
NET ASSET VALUE PER SHARE.......................................                $     17.21
                                                                                ===========


                       See Notes to Financial Statements.


SPECTRA FUND
STATEMENT OF OPERATIONS
For the year ended October 31, 1997


INVESTMENT INCOME:
  Income:
    Dividends...............................................                 $  233,773
    Interest................................................                    168,150
                                                                             ----------
      Total Income..........................................                    401,923
  Expenses:
    Investment advisory fees--Note 2(a).....................   $  573,068
    Shareholder servicing fees--Note 2(e)...................       95,511
    Registration fees.......................................       55,810
    Shareholder reports.....................................       32,225
    Custodian and transfer agent fees.......................       26,003
    Professional fees.......................................       22,100
    Trustees' fees..........................................        1,000
    Miscellaneous...........................................        2,349
                                                               ----------
      Total Expenses........................................                    808,066
                                                                             ----------
NET INVESTMENT LOSS.........................................                   (406,143)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................    1,173,958
  Net increase in unrealized appreciation of investments....    5,079,222
                                                               ----------
      Net realized and unrealized gain on investments.......                  6,253,180
                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........                $5,847,037
                                                                             ==========


STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Year Ended     Year Ended
                                                                           October 31,    October 31,
                                                                              1997           1996
                                                                           -----------    -----------

Net investment loss.....................................................   $  (406,143)   $  (108,583)
Net realized gain (loss) on investments.................................     1,173,958        (79,935)
Net increase in unrealized appreciation of investments..................     5,079,222        848,827
                                                                           --------------------------
      Net increase in net assets resulting from operations..............     5,847,037        660,309
Distributions to shareholders:
  Net realized gains....................................................            --     (2,133,339)
Net increase from shares of beneficial interest transactions--Note 4....    67,656,492      7,583,606
                                                                           --------------------------
      Total increase in net assets......................................    73,503,529      6,110,576
Net assets:
  Beginning of year.....................................................    11,484,651      5,374,075
                                                                           --------------------------
  End of year (including accumulated net investment losses of
   $1,254,867 and $848,724, respectively)...............................   $84,988,180    $11,484,651
                                                                           ==========================


                       See Notes to Financial Statements.


SPECTRA FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period



                                                                                         Four Months
                                                                                            Ended
                                                        Year Ended October 31,           October 31,       Year Ended June 30,
                                               ----------------------------------------  ------------  --------------------------
                                                   1997          1996          1995        1994(i)         1994          1993
                                               ------------  ------------  ------------  ------------  ------------  ------------

Net asset value, beginning of period.........  $ 13.61       $ 20.93       $ 18.82       $ 17.12       $ 19.02       $ 17.93
                                               ----------------------------------------------------------------------------------
Net investment loss..........................     (.17)(ii)    (0.23)(ii)    (0.53)        (0.10)        (0.28)        (0.29)
Net realized and unrealized gain on
 investments.................................     3.77          1.22          7.24          1.80          2.66          3.70
                                               ----------------------------------------------------------------------------------
Total from investment operations.............     3.60          0.99          6.71          1.70          2.38          3.41
Distributions from net realized gains........       --         (8.31)        (4.60)           --         (4.28)        (2.32)
                                               ----------------------------------------------------------------------------------
Net asset value, end of period...............  $ 17.21       $ 13.61       $ 20.93       $ 18.82       $ 17.12       $ 19.02
                                               ==================================================================================

Total Return(iii)............................    26.45%        12.68%        57.72%         9.93%        17.53%        23.66%
                                               ==================================================================================

Ratios and Supplemental Data:
  Net assets, end of period (000's omitted)..  $84,988       $11,485       $ 5,374       $ 4,832       $ 4,394       $ 4,884
                                               ==================================================================================

  Ratio of expenses to average net assets....     2.12%         2.55%(iv)     3.76%(iv)     2.75%(iv)     2.59%(iv)     2.57%(iv)
                                               ==================================================================================

  Decrease reflected in above expense ratio
   due to expense reimbursements made pursuant
   to applicable state expense limits........       --           .69%           --            --            --            --
                                               ==================================================================================

   Ratio of net investment loss to average
    net assets...............................    (1.06)%       (1.69)%       (3.05)%       (1.72)%       (1.47)%       (1.55)%
                                               ==================================================================================

   Portfolio Turnover Rate...................   133.98 %      197.04 %      207.25 %       56.24 %      116.61 %      100.17 %
                                               ==================================================================================

   Average Commission Rate Paid..............  $ .0711       $ .0661
                                               =====================

-------------------
<Fi>    Ratios have been annualized; total return has not been annualized.

<Fii>   Amount was computed based on average shares outstanding during the year.

<Fiii>  Dividends and distributions paid when the Fund operated as a closed-end fund (i.e. prior to February 12, 1996) have been reflected as being reinvested at market value.

<Fiv>   Reflects total expenses, including custody fees offset by earnings credits resulting from balances left on deposit. The expense ratios net of earnings credits would have been 2.52% and 3.69% for the years ended October 31, 1996 and 1995, respectively. Expense ratios for the periods ended prior to October 31, 1995, have been reduced to reflect the effect of custody fees offset by earnings credits, if any.


                       See Notes to Financial Statements.


SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Summary of Significant Accounting Policies:

      Spectra Fund (the "Fund") is a non-diversified open-end registered investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective primarily by investing in equity securities.

      Prior to February 12, 1996, the Fund operated as a closed-end investment company and a Massachusetts corporation.

      Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation--Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and dividends from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no Federal income tax provision is required.

(e) Other--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.


NOTE 2--Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees--The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(b) Transfer Agent Fees--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 1997, the Fund incurred fees of approximately $7,300 for services provided by Alger Services and reimbursed approximately $2,200 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Brokerage Commissions--During the year ended October 31, 1997, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $127,576 in connection with securities transactions.

(d) Trustees' Fees--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $250.

(e) Shareholder Servicing Fees--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the Fund's average daily net assets.


NOTE 3--Securities Transactions:

      During the year ended October 31, 1997, purchases and sales of investment securities, excluding short-term securities, aggregated $105,695,912 and $47,630,994, respectively.


NOTE 4--Share Capital:

      The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.

      During the year ended October 31, 1997, transactions of shares of beneficial interest were as follows:

                                              Shares        Amount
                                            ----------    -----------

         Shares sold....................    4,597,737     $75,601,379
         Shares redeemed................     (501,797)     (7,944,887)
                                            -------------------------
         Net increase...................    4,095,940     $67,656,492
                                            =========================

      During the year ended October 31, 1996, transactions of shares of beneficial interest were as follows:

                                             Shares        Amount
                                            ---------    -----------

         Shares sold.....................    740,865     $ 9,572,977
         Shares redeemed.................   (154,036)     (1,989,371)
                                            ------------------------
         Net increase....................    586,829     $ 7,583,606
                                            ========================


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of Spectra Fund:

      We have audited the accompanying statement of assets and liabilities of Spectra Fund (a Massachusetts business trust), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the four months in the period ended October 31, 1994, and for each of the two years in the period ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spectra Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the four months in the period ended October 31, 1994, and for each of the two years in the period ended June 30, 1994, in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP

New York, New York
December 12, 1997



          |
  SPECTRA |  Meeting the challenge
     FUND |  of investing
          |


Board of Trustees

Fred M. Alger, Chairman
David D. Alger
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent

----------------------------------------------

Investment Adviser

Fred Alger Management, Inc.
75 Maiden Lane
New York, N.Y. 10038

----------------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811

----------------------------------------------

This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.